                       SECURITIES AND EXCHANGE COMMISSION



                            WASHINGTON, D.C.  20549





                                _______________





                                    FORM 8-K



                                 CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the

                        Securities Exchange Act of 1934





Date of Report:  March 26, 1997





                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)






       Delaware                       1-12898                38-2011419
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
   of incorporation)                                       Identification No.)





27555 Farmington Road
Farmington Hills, Michigan
(Address of principal                                        48334-3357
executive offices)                                           (Zip Code)





Registrant's telephone number, including area code:  (810) 488-7000





Total Pages:  8

Item 5.  Other Events
         ------------


        None applicable.





Item 7.  Financial Statements, Pro Forma Financial Information
         -----------------------------------------------------
         and Exhibits
         ------------


        See attached Distribution Reports as of March 25, 1997 for Series 1987-1 and 1987-2, Distribution Reports as of April 1, 1997 for Series 1988-1 and 1988-2 and Distribution Reports as of March 20, 1997 for Series 1990-1.





                                   Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                          SOURCE ONE
                                                MORTGAGE SERVICES CORPORATION


                                                          (Registrant)





Date:  March 26, 1997                       By: Larry N. Ciofu
                                               -------------------------------
                                                Larry N. Ciofu
                                                Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-1

               Distribution Date Statement for    March 25, 1997


                                                                                                                   Principal Balance
                                                              Interest                  Principal      Principal    Per $1,000
        COUPON     Principal     Number of     Interest     Payable Per    Principal   Payable Per   Balance After  CTF After
 Class   RATE      Outstanding   Certificates   Payable      $1,000 CTF     Payable*   $1,000 CTF   March 25, 1997  March 25, 1997
---------------- ----------------------------------------- ------------ -------------  -----------  --------------- ----------------
   A    6.3938%   $ 9,696,463.09    62,500    $154,991.90     $2.479870   $290,823.04   $4.653169  $9,405,640.05     $150.490241

   B    6.0000%   $         0.00    13,700    $      0.00     $0.000000   $      0.00   $0.000000  $        0.00       $0.000000

   C    6.0000%   $         0.00    26,900           0.00     $0.000000   $      0.00   $0.000000  $        0.00       $0.000000

   D    6.0000%   $ 9,696,463.10    21,900    $145,446.95     $6.641413   $290,823.04  $13.279591  $9,405,640.06     $429.481281
                  ---------------------------------------                 -----------               ------------
                  $19,392,926.19   125,000    $300,438.85                 $581,646.08             $18,811,280.11



*Aggregate Cash Flow Value Decline:           $581,646.07 Principal Allocation Class A:  50.00000%
Ending Aggregate Agency MBS Balance:       $18,814,137.37                      Class D:  50.00000%


        Agency MBS Collections :
             Interest                         $455,943.19                                    THE FIRST NATIONAL BANK OF CHICAGO,
             Principal                        $581,646.07                                    as Trustee
        Investment Income                       $6,565.57                                    Corporate Trust Division
                                            -------------                                    Suite 0126
        TOTAL AVAILABLE                     $1,044,154.83                                    One First National Plaza
                                                                                             Chicago, Illinois  60670
        Due to Certificateholders            ($882,084.93)                                   (312)407-4660

        Expenses Payable                       ($5,705.03)
                                            ------------
        Due to Residual Holders               $156,364.87
                                            =============

        Amount Payable Per Individual
        Residual Certificate (5%
        Denomination):                        $7,818.2435

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

                Distribution Date Statement for March  25, 1997

                                                                    Interest              Principal      Principal    Per $1,000
      COUPON    Principal     Number of    Interest    Interest   Payable Per  Principal  Payable Per   Balance After CTF After
Class  RATE    Outstanding   Certificates  Accrued     Payable     $1,000 CTF   Payable   $1,000 CTF  March 25, 1997 March 25, 1997
----------------------------- ----------- ---------------------------------------------------------- --------------- --------------
 2-A  0.0000%  $        0.00    45,100    $      0.00  $      0.00  $ 0.000000               $0.000000                    $0.000000
 2-B  7.0000%  $        0.00    18,000    $      0.00  $      0.00  $ 0.000000               $0.000000                    $0.000000

 2-C  7.0000%  $        0.00    19,700    $      0.00  $      0.00  $ 0.000000               $0.000000                    $0.000000

 2-D  9.5500%  $  124,000.00       124    $    986.83  $    986.83  $ 7.958306 $124,000.00**   -                $0.00 $1,000.000000

 2-E  9.9500%  $12,790,771.15    5,200    $106,056.81  $106,056.81  $20.395540 $ 99,045.61  $19.047233 $12,691,725.54 $2,440.716450
              ---------------- ----------------------------------              ------------            --------------
               $12,914,771.15   88,124    $107,043.64  $107,043.64             $ 99,045.61             $12,691,725.54

                                                        Ending Aggregate Agency MBS Balance:           $13,089,353.95

    Agency MBS Collections:
            Interest                      $107,781.23   Excess in collection Act as of Feb 25                 $816.91
            Principal                     $222,228.70   Accrual Distribution Amount:                            $0.00
    Investment Income                     $    208.48   Aggregate Cash Flow Value Decline:                $222,228.70
    Excess from previous month                 816.91   Principal to Class 2-D Redemption                ($124,000.00)
                                          -----------                                                   -------------
    TOTAL AVAILABLE                       $331,035.32                                                     $ 99,045.61
                                                        Principal Distributable to Class 2-D              $124,000.00
    Due to Certificateholders            ($206,089.25)                                                   ------------

    Due to Class 2-D REDEMPTION          ($124,000.00)  Aggregate Amount of Principal Distributable:      $223,045.61
    Due to Class 2-D (rounded down
     to even $1,000)                     ($124,000.00)
                                          -----------

     Available for Expenses
     and Residual Payments                $    946.07
                                                                                                 THE FIRST NATIONAL BANK OF CHICAGO,
    Expenses Payable                         ($310.52)                                           as Trustee
                                                                                                 Corporate Trust Division
                                          -----------                                            Suite 0126
    Net Balance                           $    635.55                                            One First National Plaza
                                          ===========                                            Chicago, Illinois  60670
                                          $    635.55                                            (312)407-4660

    Due to Residual Holders                               ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

    Amount Payable Per Individual
    Residual Certificate (5%
     Denomination):                       $   31.7775

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                 Distribution Date Statement for April  1, 1997

                                                                                                                   Principal Balance
                                                                   Interest                Principal   Principal    Per $1,000
      COUPON   Principal    Number of     Interest   Interest   Payable Per  Principal   Payable Per  Balance After CTF After
Class  RATE    Outstanding  Certificates   Accrued    Payable    $1,000 CTF  Payable*    $1,000 CTF  April 1, 1997  April 1, 1997
------------------------------------------------------------------------------------------------------------------------------------
  A  0.0000%  $         0.00  38,510    $      0.00        $0.00   $0.000000       $0.00  $ 0.000000  $         0.00 $    0.000000

  B  8.0000%  $         0.00  51,050    $      0.00        $0.00   $0.000000       $0.00  $ 0.000000  $         0.00 $    0.000000

  Z  9.9000%  $13,161,060.63  10,440    $108,578.75  $108,578.75  $10.400263 $149,536.37  $14.323407  $13,011,524.26 $1,246.314584
              --------------------------------------------------             -----------              --------------
              $13,161,060.63 100,000    $108,578.75  $108,578.75             $149,536.37              $13,011,524.26




                                                                Ending Aggregate Agency MBS Balance:  $13,011,791.79
   Agency MBS Collections:
           Interest                                $109,677.74
           Principal                               $149,536.37  Accrual Distribution Amount:                        $         0.00
   Investment Income                               $    577.69  Aggregate Cash Flow Value Decline:                  $   149,536.37
                                                   -----------                                                      --------------
   TOTAL AVAILABLE                                 $259,791.80  *Aggregate Amount of Principal Distributable:       $   149,536.37

   Due to Certificateholders                      ($258,115.12)
                                                   -----------
   Available for Expenses and Residual Payments      $1,676.68

   Expenses Payable                                   ($319.09)
                                                   -----------                               THE FIRST NATIONAL BANK OF CHICAGO,
   Net Balance                                       $1,357.59                               as Trustee
                                                   ===========                               Corporate Trust Division
                                                                                             Suite 0126
                                                                                             One First National Plaza
   Due to Residual Holders                           $1,357.59                               Chicago, Illinois  60670
                                                                                             (312)407-4660
   Amount Payable Per Individual
   Residual Certificate (5% Denomination):           $ 67.8795

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-2
                Distribution Date Statement for April 1, 1997

                                                                                                                     Principal
                                                                                                                     Balance
                                                                   Interest                 Principal   Principal    Per $1,000
       COUPON       Principal   Number of    Interest   Interest   Payable Per  Principal  Payable Per Balance After CTF After
Class   RATE      Outstanding Certificates   Accrued    Payable    $1,000 CTF   Payable*   $1,000 CTF  April 1, 1997 April 1, 1997
----- --------    ----------- ------------ ----------- ----------- ----------  ----------- ----------- ------------- -------------
 2-A   0.0000%          $0.00   39,750           $0.00       $0.00  $0.000000       $0.00  $0.000000          $0.00      $0.000000

 2-B   7.0000%          $0.00   24,540           $0.00       $0.00  $0.000000       $0.00  $0.000000          $0.00      $0.000000

 2-C   7.0000%          $0.00   10,930           $0.00       $0.00  $0.000000       $0.00  $0.000000          $0.00      $0.000000

 2-D   7.0000%          $0.00   14,580           $0.00       $0.00  $0.000000       $0.00  $0.000000          $0.00      $0.000000

 2-Z   9.4000% $16,442,831.53   10,200     $128,802.18 $128,802.18 $12.627665 $323,622.80 $31.727725 $16,119,208.73  $1,580.314581
               --------------  -------     ----------- -----------            -----------            --------------
               $16,442,831.53  100,000     $128,802.18 $128,802.18            $323,622.80            $16,119,208.73

                                                        Ending Aggregate Agency MBS Balance:         $16,119,223.48



   Agency MBS Collections :
           Interest                                 $130,172.52
           Principal                                $323,622.80      Accrual Distribution Amount:                            $0.00
   Investment Income                                    $504.56      Aggregate Cash Flow Value Decline:                $323,622.80
                                                 ---------------                                                   ----------------
   TOTAL AVAILABLE                                  $454,299.88      *Aggregate Amount of Principal Distributable:     $323,622.80

   Due to Certificateholders                       ($452,424.98)     Principal Allocation:          Class 2-A:             0.0000%
                                                 ---------------                                    Class 2-D:             0.0000%
   Available for Expenses and Residual Payments       $1,874.90

   Expenses Payable                                    ($374.64)
                                                                                                 THE FIRST NATIONAL BANK OF CHICAGO,
   Net Balance                                        $1,500.26                                  as Trustee
                                                 ================                                Corporate Trust Division
                                                                                                 Suite 0126
                                                                                                 One First National Plaza
   Due to Residual Holders                            $1,500.26                                  Chicago, Illinois  60670
                                                                                                 (312)407-4660
   Amount Payable Per Individual
   Residual Certificate (5% Denomination):             $75.0130

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

               Distribution Date Statement for   March 20, 1997


                     UPPER TIER REMIC REGULAR CERTIFICATES

                                                                                                                   Principal Balance
                                                               Interest                  Principal    Principal    Per $1,000
      COUPON     Principal     Number of  Interest  Interest  Payable Per Principal   Payable Per  Balance After   CTF After
Class  RATE     Outstanding    Cert.      Accrued   Payable   $1,000 CTF  Payable*    $1,000 CTF  March 20, 1997   March 20, 1997
----- --------  -------------- -------- --------- ---------- -----------  ----------  ----------  ---------------  ---------------
 1-A   8.5000%           $0.00  15,250      $0.00      $0.00   $0.000000       $0.00   $0.000000          $0.00        $0.000000

 1-B   9.0000%           $0.00  10,500      $0.00      $0.00   $0.000000       $0.00   $0.000000          $0.00        $0.000000

 1-C   9.0000%           $0.00   6,500      $0.00      $0.00   $0.000000       $0.00   $0.000000          $0.00        $0.000000

 1-D   9.0000%           $0.00  16,500      $0.00      $0.00   $0.000000       $0.00   $0.000000          $0.00        $0.000000

 1-E   9.0000%  $11,628,565.40  12,000 $87,214.24 $87,214.24   $7.267853 $489,732.08  $40.811007 $11,138,833.32      $928.236110

 1-F   0.0000%           $0.00  18,500      $0.00      $0.00   $0.000000       $0.00   $0.000000          $0.00        $0.000000

 1-G   0.0000%           $0.00  12,450      $0.00      $0.00   $0.000000       $0.00   $0.000000          $0.00        $0.000000

 1-H   0.0000%           $0.00   4,850      $0.00      $0.00   $0.000000       $0.00   $0.000000          $0.00        $0.000000

 1-I  259.5000%     $23,257.13     152  $5,029.35  $5,029.35  $33.087829     $979.46   $6.443816     $22,277.67      $146.563618
                --------------- ------  ---------  ---------               ---------             --------------
                $11,651,822.53  96,702 $92,243.59 $92,243.59             $490,711.54             $11,161,110.99


                     UPPER TIER REMIC REGULAR CERTIFICATES

                                                                                                                   Principal Balance
                                                               Interest                Principal   Principal       Per $1,000
     COUPON  Principal      Number of     Interest  Interest   Payable Per   Principal Payable Per Balance After   CTF After
      RATE   Outstanding    Cert.         Accrued   Payable    $1,000 CTF    Payable*  $1,000 CTF  March 20, 1997  March 20, 1997
     ------- -----------    ---------     --------  --------   -----------   --------- ----------- --------------- ----------------
 1-R 0.0000%      $0.00       3,298        $7.96       $7.96   $0.002414         $0.00   $0.000000           $0.00 $0.000000



                       LOWER TIER REMIC REGULAR INTERESTS

                                                                             Principal
       COUPON      Principal      Number of    Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates  Accrued       Payable*      March  20, 1997
----- --------- ---------------- ----------- ------------ --------------  -----------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%           $0.00      16,533        $0.00          $0.00              $0.00

1-ES    9.5000%  $11,669,240.50      12,024   $92,381.49    $490,711.54     $11,178,528.96

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                ---------------- ----------- ------------ --------------  -----------------
                 $11,669,240.50     100,000   $92,381.49    $490,711.54     $11,178,528.96

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
                DISTRIBUTION DATE STATEMENT FOR March  20, 1997

                                                                 Beginning Aggregate Agency MBS Balance :          $100,001,006.61
 Agency MBS Collections :                                        Ending Aggregate Agency MBS Balance :              $11,162,117.42
          Interest                                $92,251.55
          Principal                              $490,711.54
 Investment Income                                    $50.85      Aggregate Cash Flow Value Decline:                   $490,711.54
                                             ----------------                                                      ----------------
 Lower Tier REMIC Collection Account             $583,013.94      *Aggregate Amount of Principal Distributable:        $490,711.54
                                             ----------------
 Upper Tier REMIC Collection Account             $583,013.94

 Aggregate Prin Payable to Holders of                             Principal Allocation:
 Upper Tier REMIC Regular Certificate           ($490,711.54)

 Aggregate Interest Payable to Holders of                         Aggregate Amount of Principal
 Upper Tier REMIC Regular Certificates           ($92,243.59)     Distributable to Classes 1-D and 1-I:

 Expenses Payable                                      $0.00
                                                                  Class 1-E:               4.08110067%
                                                                  Class 1-I:               0.64438158%

 REMIC Taxes Payable                                   $0.00      Aggregate Amount of Principal
                                                                  Distributable to Classes 1-G, 1-H and 1-R :
 Interest Payable to Class 1-R Certificate            ($7.96)
                                                                  Class 1-R:               0.00000000%


 Principal Payable to Class 1-R Certificate            $0.00

 Due to Class 1-RS Certificate                       ($50.85)
                                             ----------------     THE FIRST NATIONAL BANK OF CHICAGO,
 Net Balance                                           $0.00      as Trustee
                                             ==================   Corporate Trust Division
                                                                  Suite 0126
                                                                  One First National Plaza
                                                                  Chicago, Illinois  60670
                                                                  (312)407-4660
